                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 25, 2004

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                        L-3 COMMUNICATIONS HOLDINGS, INC.
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               (Exact Name of Registrants as Specified in Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                  001-14141                              13-3937434
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          (Commission File Number)           (IRS Employer Identification No.)

    600 THIRD AVENUE, NEW YORK, NEW YORK                   10016
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  (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 697-1111
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              (Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13.e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

           The Board of Directors elected John P. White as a director, effective
October 25, 2004. There are no arrangements or understandings between Mr. White and any other person pursuant to which Mr. White was selected as a director.
There are no transactions involving Mr. White that would be required to be reported under Item 404(a) of Regulation S-K.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       L-3 COMMUNICATIONS HOLDINGS, INC.

                                       By: /s/ Christopher C. Cambria
                                           -------------------------------------
                                           Name:  Christopher C. Cambria
                                           Title: Senior Vice President,
                                                  Secretary and General Counsel

Dated:  October 29, 2004